Stockgroup

www.stockgroup.cor

December 24, 2007

Karl Buhr
607 Bolsana Dr.
Laguna Beach, CA 92651 USA

Dear Karl;

Stockgroup Media Inc ("Company") is pleased to extend an offer of employment to you as Chief Operating Officer and/or such other capacity or capacities of equal status and responsibility as the Company's Chairman of the Board of Directors and President and Chief Executive Officer shall determine, from time to time, upon the terms and conditions set forth herein. You will be based in the Company's corporate office located in Vancouver, BC. We are excited to bring you into our growing team and look forward to a great relationship. Below we have outlined the terms of your employment for your review and acceptance ("Agreement").

This offer is valid until 5 p.m. PT, December 31, 2007 and is subject to you obtaining an appropriate work authorization. In this position you will report to Company's President & Chief Executive Officer, commencing January 7, 2008 and ending December 31, 2008 ("Initial Term"), which Initial Term shall automatically renew for successive one year terms (each a "Renewal Term"), unless the Company provides written notice of termination to you prior to the end of the initial term or any Renewal Term, as set forth herein.

Key Accountabilities:

You will, at all times, faithfully, industriously and to the best of your ability promote the Company's interests and perform all duties that may be required by virtue of your position as the Company's Chief Operating Officer and that may be assigned to you by the Company, from time to time, including but not limited to:

a) Plan and direct all aspects of the organization's operational policies, objectives, and initiatives;

b) Develop policies and procedures for operational processes in order to ensure optimization and compliance with established standards and regulations;

c) Allocate resources and manage business priorities ensuring operations performance levels and eliminating impact to business operations due to planned and unplanned change.

d) Provide leadership to management offering advice, guidance, and direction on business matters, including operational policies and procedures, new business initiatives, and management of existing client relationships;

e) Foster a success-oriented and accountable environment;

f) Engineer the alignment of people, processes, policies, and assets to an optimal balance between the service offering and goals

g) Facilitate the horizontal integration of communications between departments to remove obstacles, improve responsiveness, and facilitate prompt decision-making

h) Identify and implement change initiatives throughout the company that improve workflow and productivity;

i) Assesses risks and monitors quality of production systems, networks, and services;

KB

j) Contribute to and implement overall corporate business strategies;

k) Direct information management budgeting, strategic and tactical planning, business process re-engineering, and system strategy; and

l) Manage and supervise several positions within the Company, including, without limitation, collaborating with setting goals and objectives, monitoring progress, assisting with performance development, measuring job performance and maintaining open performance and development communication; encouraging growth

As an employee of the Company, you are considered to be holding a position of trust and are therefore subject to abide by Company's Confidentiality Agreement and Assignment of Inventions, Insider Trading Policy and Guidelines with Respect to Certain Transactions in Company Securities, Agreement Respecting Non Competition and Non-Solicitation and Code of Ethics and Business Conduct or their equivalents, which you will be required to sign prior to and in consideration of your employment with Company.

Compensation & Benefits:

As full consideration for your performance of your duties under this Agreement during the term of your employment by the Company hereunder:

a) Your base salary will be C$190,000 annually subject to such increases as the Compensation Committee of the Company's Board of Directors may determine, from time to time, in their discretion. It is anticipated that your base salary will be reviewed by the Compensation Committee on an annual basis. In addition, you will be eligible to receive an incentive bonus ("ICP Bonus") of up to C$70,000 annually as outlined in your annual Incentive Compensation Plan. Your salary will be paid in equal installments semi-monthly via direct deposit, less required statutory deductions and remittances for applicable taxes, and any other deductions relating to your health and benefit premiums;

b) You will be entitled to four weeks of paid vacation in your first year and participation in the Company's bonus (flex) leave program subject to the conditions of the Company's Annual Vacation Policy;

c) Subject to eligibility requirements, the Company's benefit programs will be effective immediately upon start of employment. Mandatory participation is required for Group Term Life insurance, and Employee Assistance Program. Extended health and dental may be waived provided you are currently receiving spousal coverage. The Company reserves the right to change or discontinue any medical, dental or other benefits plans at any time, subject to applicable federal, provincial law and state law. Premiums are paid ~~80%~~ 50% by the Company and ~~20%~~ 50% by the employee;.

d) The Company will provide you with one parking space at no cost to you (other than any taxes owed in connection with the Company's provision to you of such parking space); and

e) In addition to the foregoing, you will be eligible to participate in the Company Stock Option plan subject to and upon execution of an Incentive Stock Option Agreement. Grant date is your start date with the Company. You will have options to purchase up to 500,000 common shares of the Company, with such options vesting over time as specified herein ("Time Based Options"). In addition you will have options to purchase an additional 250,000 common shares of the Company with vesting based on your and/or the Company's attainment of longer term performance goals to be defined within 60 days or other reasonable period of time agreed to by the parties, with such agreement not to be unreasonably withheld, delayed or conditioned, of the commencement of your employment with the Company ("Performance Based Options"). Options will vest as follows: (a) with respect to Time Based Options, 1/3 of your total number of Time Based Options at the conclusion of each full year of your employment with the Company for three (3) years beginning at the grant date (each an "Employment Year"); and (b) with respect to Performance Based Options, if and when the applicable triggering event specified for the Performance Based Options in question occurs. This award of both Time Based Options and Performance Based Options is subject to the terms and conditions of one or more separate written employee stock option agreement(s) with the Company that must be executed by you and the terms and conditions of the applicable Company stock option plan.

Service to Employer:

During your employment under this Agreement you will:

- well and faithfully serve the Company, at all times act in, and promote, the best interests of the Company, and devote substantially the whole of your working time, attention and energies to the business and affairs of the Company;
- comply with all applicable laws, rules and regulations and policies and procedures of the Company; and
- not, without the prior approval of the Company's Board of Directors, carry on or engage in any other business or occupation or become a director, officer, employee or agent of or hold any position or office with any other Company, firm or person, except as a volunteer for a non-profit organization, for personal investments or a personal holding company, which may include members of your family as shareholders.

In addition, you hereby represent and warrant that your employment by the Company will not conflict with and will not be constrained by any prior employment, consulting or other relationship withy any third party. You also hereby represent and warrant that you do not possess confidential information arising out of prior employment which, in your best judgment, would be utilized in connection with your employment by the Company. If, in spite of the foregoing, you should find that confidential information belonging to any former employer might be usable in connection with the Company's business, you will not intentionally disclose to the Company or use on its behalf any confidential information belonging to any of your former employers; provided however, that during your employment by the Company, you may use, in the performance of your duties, all information which is generally known and used by persons with training and experience comparable to your own and all information which is common knowledge in the industry or otherwise legally in the public domain.

Relocation Expenses:

If necessary for your employment with the Company hereunder, the Company will, in accordance with the Company's policy in connection with executive transfers:

a) Reimburse you for your reasonable and pre-approved expenses for (i) up to three months' temporary housing in Vancouver, and (ii) travel back to your current US residence during that three month time period. You will use all reasonable efforts to establish your principal residence in the Vancouver area in this period;

b) Reimburse you for up to US$20,000 of your reasonable and pre-approved relocation expenses (inclusive of any taxes payable by you in respect to such benefit). Canadian work authorization will be obtained at the company's expense for you and your spouse as expeditiously as possible, but in no event later than three months from start date.

Reimbursement for Travel and Cell Phone Expenses

In accordance with the Company's policy and practices from time to time in effect, the Company will reimburse you for:

a) Your reasonable and necessary travel and other business expenses incurred by you for or on behalf of the Company in the performance of your duties under this Agreement; and

b) Your reasonable expenses necessarily incurred in your acquisition and business-related use of a cellular phone.

Compliance with Insider Trading Guidelines and Restrictions

As a result of your position as COO you are subject to insider trading regulations and restrictions and are required to file insider reports disclosing the grant of any options as well as the purchase and sale of any shares in the capital of the Company. The Company may from time to time publish insider trading and other guidelines and restrictions for its employees, officers and directors as are considered by the Board, in its discretion, prudent and necessary for a publicly listed company. It is a term of your employment as a senior officer of the Company that you comply with any such guidelines and restrictions.

KB

Termination of Your Employment by the Company without Cause

If your employment with the Company is terminated by the Company without Cause, i.e., any termination of your employment hereunder by the Company other than a Termination of Your Employment by the Company for Cause, a Termination of Your Employment Due to Your Death or Disability or a termination of your employment as a result of a Change in Control, all as defined below, the Company shall pay you a sum of six months' base salary and, provided the applicable ICP Bonus triggering event(s) occurs, the prorated (for the period commencing at the start date of the annual Incentive Compensation Plan in effect at the date of such termination of your employment and ending on the date of such termination of your employment) portion of the ICP Bonus that you would have otherwise earned, but for such termination, under the annual Incentive Compensation Plan in effect at the date or such termination of your employment, as severance. You will also be entitled to exercise any vested options to the date of your termination of employment with the Company. Except for any of your Time Based Options vesting at the conclusion of your first Employment Year, the prorated (for the period commencing at the beginning of the Employment Year in which your employment was terminated without Cause and ending on the date of such termination of your employment) portion of your Time Based Options hereunder that were to vest at the conclusion of the same Employment Year in which your employment with the Company was terminated without Cause, will vest upon such termination. With respect to your Performance Based Options hereunder that were to be earned by you in the same Employment Year, fiscal year or calendar year, as applicable, in which your employment with the Company was terminated, the portion of such Performance Based Options earned by you at the date of termination of your employment with the Company without Cause, will vest at such date of termination. No further salary, bonus, ICP bonus, or other compensation will be payable under this Agreement except for any amount of base salary and ICP bonus which has accrued but not been paid to you prior to the date of termination of your employment.

Termination of Your Employment by the Company for Cause

The Company may terminate your employment as Chief Operating Officer for Cause at any time without any notice or severance. In this Agreement, "Cause" shall mean the following:

a) The commission of theft, embezzlement, fraud, obtaining funds or property under false pretences or similar acts of misconduct by you with respect to the property of the Company and/or its employees, customers or suppliers;

b) Your entering of a guilty plea or conviction for any crime involving fraud, misrepresentation or breach of trust, or for any material and/or willful violation of law or regulation applicable to the business of the Company, including without limitation, any criminal offence, that adversely impacts or reflects upon the Company and/or disqualifies you to hold your office by law or regulation;

c) Your material breach of this Agreement, including without limitation your continual or deliberate neglect of the performance of your material duties hereunder, your material breach of your representations and warranties hereunder, and/or your failure to devote substantially all of your working time to the business and affairs of the Company;

d) Your willful breach of the Company's Confidentiality Agreement and Assignment of Inventions, Insider Trading Policy and Guidelines with Respect to Certain Transactions in Company Securities, Agreement Respecting Non Competition or Non-Solicitation and Code of Ethics and Business Conduct or their equivalents or your violation, in any material respect, of any other guidelines and/or restrictions generally applicable to employees and/or executive employees of the Company;

e) Your negligence, willful misconduct and/or reckless acts in the performance of your duties hereunder which has caused or is likely to cause material harm or damage to the Company;

f) Your failure to disclose, wilfully, intentionally and in bad faith material information or providing materially false or misleading information about the condition of the Company and such non-disclosure has or is likely to have a material adverse effect on the Company; and

g) Any other matter constituting just cause at common law or in equity.

KB

Termination of Your Employment Due To Your Death or Disability

Your employment shall be automatically terminated upon the occurrence of either of the following events: (i) your death, and (ii) your disability which causes you to be unable to satisfactorily perform your duties hereunder for a cumulative period of three months in any period of six consecutive months as reasonably determined by the Company in its discretion. In such cases, no further salary, ICP bonus or other compensation will be payable under this Agreement except for any amount of base salary and ICP bonus which has accrued but not been paid prior to the date of the termination. Notwithstanding the foregoing, provided the applicable ICP Bonus triggering event(s) occurs, the Company will pay you or a personal or legal representative, executor, administrator, successor, heir, distributee, devisee or legatee acting on your behalf the prorated (for the period commencing at the start date of the annual Incentive Compensation Plan in effect at the date of such termination of your employment due to your death or disability and ending on the date of such termination of your employment) portion of the ICP bonus that you would have otherwise earned, but for such termination, under the annual Incentive Compensation Plan in effect at the date or such termination of your employment. You or a personal or legal representative, executor, administrator, successor, heir, distributee, devisee or legatee acting on your behalf will also be entitled to exercise any vested options to the date of termination of your employment with the Company due to your death or disability. Except for any of your Time Based Options vesting at the conclusion of your first Employment Year, the prorated (for the period commencing at the beginning of the Employment Year in which your employment was terminated due to your death or disability and ending on the date of such termination of your employment) portion of your Time Based Options hereunder that were to vest at the conclusion of the same Employment Year in which your employment with the Company was terminated due to your death or disability, will vest upon such termination. With respect to your Performance Based Options hereunder that were to be earned by you in the same Employment Year, fiscal year or calendar year, as applicable, in which your employment with the Company was terminated, the portion of such Performance Based Options earned by you at the date of termination of your employment with the Company due to your death or disability, will vest at such date of termination.

Change of Control

"Change of Control" is defined, for the purposes of this Agreement, as either: (i) the acquisition, directly or indirectly, by any person or group of persons (other than the company or a person that directly or indirectly controls, is controlled by, or is under common control with, the company) of beneficial ownership (within the meaning of Rule 13d-3 of the US Securities Exchange Act of 1934 as amended) of securities possessing more than 50% of the total combined voting power of the company's outstanding securities; or (ii) a merger or consolidation in which securities possessing at least 50% of the total combined voting power of the company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or (iii) the sale, transfer or other disposition of all or substantially all of the company's assets in complete liquidation; or (iv) dissolution of the company. A Change of Control has not occurred, for the purposes of this Agreement, when the Company continues to operate as a subsidiary or separate division of any acquirer and you are made or offered a position as at least the Chief Operating Officer of that subsidiary or division.

In the event of termination of your employment hereunder or your resignation, as a result of a Change of Control, you will be entitled to have an immediate vesting of (i) your Time Based Options hereunder, and (ii) your Performance Based Options hereunder that have been earned or were reasonably likely to have been earned by you, but for such Change in Control, in the same Employment Year, fiscal year or calendar year, as applicable, in which the Change in Control occurs. In such event, you will also be entitled to six months' base salary and any ICP bonuses that have been earned or were reasonably likely to have been earned by you, but for such Change in Control, under your annual Incentive Compensation Plan effective at the date of the Change in Control, as severance.

Termination of Employment By You For Good Reason

Notwithstanding anything to the contrary contained herein, you may unilaterally terminate your employment with the Company in the event of: (a) a material reduction in your duties or functions from those that you previously performed hereunder without your prior consent or (b) a reduction of more than 10% in your current base salary without either your prior consent or an offsetting change in your other compensation or benefits. In the event of any such termination of employment by you, you agree to give the Company a minimum of 60 days notice and to provide reasonable assistance to the Company in the recruiting of a replacement. In the event of such a termination by you, the Company will pay you a sum of six months' base salary and, provided the applicable ICP Bonus triggering event(s) occurs, the prorated (for the period commencing at the start date of the annual Incentive Compensation Plan in effect at the date of such termination of employment by you hereunder and ending on the

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date of such termination of employment) portion of the ICP Bonus that you would have otherwise earned, but for such termination, under the annual Incentive Compensation Plan in effect at the date or such termination of employment by you, as severance. You will also be entitled to exercise any vested options to the date of termination of employment by you. Except for any of your Time Based Options vesting at the conclusion of your first Employment Year, the prorated (for the period commencing at the beginning of the Employment Year in which your employment was terminated by you hereunder and ending on the date of such termination of employment by you) portion of your Time Based Options hereunder that were to vest at the conclusion of the same Employment Year in which your employment terminated by you hereunder, will vest upon such termination. With respect to your Performance Based Options hereunder that were to be earned by you in the same Employment Year, fiscal year or calendar year, as applicable, in which your employment was terminated by you hereunder, the portion of such Performance Based Options earned by you at the date of termination of employment by you, will vest at such date of termination. No further salary, no ICP bonus and no other compensation will be payable under this Agreement, except for any amount of base salary and ICP Bonus which has accrued but not been paid to you prior to the date of such termination of employment by you.

Non-Compete

In addition to any surviving confidentiality obligations under this Agreement and the Company's Confidentiality Agreement and Assignment of Inventions, Insider Trading Policy and Guidelines with Respect to Certain Transactions in Company Securities, Agreement Respecting Non Competition and Non-Solicitation and Code of Ethics and Business Conduct or their equivalents, you shall not, without the prior written consent of the Company, at any time during the term of this Agreement and for a period of one (1) year following any termination of your employment with the Company, either individually or in partnership or jointly or in conjunction with any person as principal, agent, consultant, employee, shareholder or in any other manner whatsoever anywhere in the world carry on or be engaged in or be concerned with or interested in or advise or provide any consulting services for any person or entity that produces, markets, sells or otherwise deals in products or services competitive with the products or services produced, marketed, sold or otherwise dealt in by Company, or with those products or services that you knew, or ought to have known, that Company contemplated producing, marketing, licensing or selling during the term of this Agreement. You confirm that the obligations set out in the non-competition provision above are fair and reasonable and that, given your general knowledge and experience, they will not preclude you from becoming gainfully directly employed or from otherwise obtaining employment elsewhere in the technology industry following the termination of your employment with the Company.

Agreement Confidential

Both parties shall keep the terms and conditions of this Agreement confidential except as may be required to enforce any provision of this Agreement or as may otherwise be required by any law, regulation or other regulatory requirement.

Miscellaneous Provisions

a) This Agreement, the Company's Confidentiality Agreement and Assignment of Inventions, Insider Trading Policy and Guidelines with Respect to Certain Transactions in Company Securities, Agreement Respecting Non Competition and Non-Solicitation and Code of Ethics and Business Conduct or their equivalents and any other documents referenced herein constitute the entire agreement and understanding of the parties concerning the subject matter of this Agreement and supersede any prior or contemporaneous communications, representations or agreements between the parties, whether oral or written, regarding the subject matter of this Agreement. This Agreement may not be modified, amended or altered in any way, except with the express mutual written agreement of both parties.

b) No waiver or modification of any provision herein will be binding unless in writing and duly executed by each party and no delay, omission, or failure to exercise any right or remedy hereunder by either party shall be deemed to be a waiver thereof; nor shall any exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law or in equity.

c) This Agreement is personal to you and, without the prior written consent of the Company, shall not be assignable by you. This Agreement shall inure to the benefit of and be binding upon your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. This Agreement shall inure to the benefit of and be binding upon the Company and its Successors. The term

"Successors" shall mean any assignee or successor to all or substantially all of the business and/or assets of the Company, whether direct or indirect, by purchase, merger, consolidation, acquisition of stock, or otherwise.

d) The terms of this Agreement shall be construed in accordance with laws of the Province of British Columbia and the applicable laws of Canada, without reference to any of their conflict of laws provisions. Any disputes arising hereunder shall be adjudicated accordingly in the appropriate courts in the Province of British Columbia. The parties hereby expressly exclude the application of the United Nations Convention on Contracts for the International Sale of Goods or equivalent, as amended, replaced or re-enacted from time to time. EACH PARTY IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL IN ANY COURT ACTION ARISING BETWEEN THE PARTIES UNDER THIS AGREEMENT. THIS SECTION SHALL SURVIVE ANY EXPIRATION OR TERMINATION OF THE AGREEMENT.

e) The provisions of this Agreement are severable. To the extent that any provision, portion or extent of this Agreement is determined by a competent authority to be invalid, illegal or otherwise unenforceable, then that provision, portion, or extent will be limited if possible and only thereafter severed if necessary. Any such limitation or severing shall be only to the extent necessary to render the Agreement valid and enforceable and any remaining provisions, portions, and extent of this Agreement will be enforced to give effect to the intention of the parties insofar as possible.

f) No rule of construction requiring interpretation against the draftsman hereof will apply in the interpretation of this Agreement. Each of the terms "including", "include" and "includes", when used in this Agreement is not limiting whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto. The division of this Agreement into Sections and the like and the insertion of headings, are for convenience of reference only and will not affect the construction or interpretation of this Agreement. Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing gender include all genders.

g) You are solely responsible for paying any taxes due as a result of payments made by the Company to you under this Agreement. All payments made pursuant to this Agreement shall be subject to withholding of applicable taxes by the Company.

h) This Agreement may be signed in two or more identical counterparts each of which will be deemed to be an original and all of which together will constitute one and the same instrument. Execution signing of this Agreement and transmission by facsimile document transfer will be acceptable and binding upon the parties hereto.

i) You hereby certify and agree that you have read the entire contents of this Agreement before signing your name hereto, that you were encouraged and afforded sufficient opportunity by the Company to obtain legal advice prior to his executing this Agreement and that you fully understand all of the terms, conditions, and provisions set forth herein.

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Karl, I am looking forward to working with you and supporting you in your goals here at Stockgroup. I know you will be a valuable addition to the team. Welcome to our company!

Sincerely;

Marcus New
Chief Executive Officer

My signature below confirms my understanding and acceptance of This Offer including the terms outlined in Exhibit "A":

Karl Buhr: Karl H. Buhr

Date: Dec. 28, 2007

Please return this document to the Human Resources Department
CONFIDENTIAL HR FAX NUMBER: 604-408-1580